Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN
THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
RULE 24B-2 OF THE SECURITIES EXCHANGE
ACT OF 1934, AS AMENDED

AWARD/CONTRACT	1.	This Contract Is A Rated Order Under DPAS (15 CFR 700)	†	Rating	DOA7	Page 1	Of 50	Pages
2.	Contract (Proc. Inst. Ident.) No.	3.	Effective Date	4.	Requisition/Purchase Request/Project No.

	W15P7T-12-D-0015				SEE SCHEDULE
5.	Issued By	Code	W15P7T	6.	Administered By (If Other Than Item 5)	Code	S2101A
ARMY CONTRACTING CMD-APG	DCMA BALTIMORE
CCAP - CCB	217 EAST REDWOOD STREET
JEFFREY SCOTT (443)861-4943	SUITE 1800
6001 COMBAT DRIVE	BALTIMORE MD21202-3375
ABERDEEN PROVING GRD, MD 21005-1846

e-mail address: JEFF.SCOTT2@US.ARMY.MIL	SCD C PAS NONE ADP PT HQ0338
7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)			8. Delivery

COMTECH MOBILE DATACOM CORPORATION			☒ FOB Origin ☐ Other (See Below)
20430 CENTURY BLVD
GERMANTOWN, MD 20874 - 1202			9. Discount For Prompt Payment

			10. Submit Invoices	Item
TYPE BUSINESS: Large Business Performing in U.S.			(4 Copies Unless Otherwise Specified) †	12
Code	04NA3	Facility Code	To The Address Shown In:
11. Ship To/Mark For	Code	12. Payment Will Be Made By	Code	HQ0338
SEE SCHEDULE		DFAS-COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS OH 43218-2264
1-800-756-4571 FAX 614-693-2224

13. Authority For Using Other Than Full And Open Competition:		14. Accounting And Appropriation Data
☒	10 U.S.C. 2304(c)(1)	☐	41 U.S.C. 253(c)( )
15A. Item No.	15B. Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price Cost-Plus-Fixed-Fee	KIND OF CONTRACT: Supply Contracts and Priced Orders Service Contracts
Contract Expiration Date: 2013MAR31		15G. Total Amount Of Contract			$0.00
16. Table Of Contents
(X)	Sec.	Description	Page(s)	(X)	Sec.	Description	Page(s)
		Part I - The Schedule				Part II - Contract Clauses
X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	33
X	B	Supplies or Services and Prices/Costs	4	Part III - List Of Documents, Exhibits, And Other Attachments
X	C	Description/Specs./Work Statement	21	X	J	List of Attachments	50
X	D	Packaging and Marking	22	Part IV - Representations And Instructions
X	E	Inspection and Acceptance	23		K	Representations, Certifications, and Other Statements of Offerors
X	F	Deliveries or Performance	24
X	G	Contract Administration Data	28		L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements	31		M	Evaluation Factors for Award
Contracting Officer Will Complete Item 17 Or 18 As Applicable
17. ☒ Contractor's Negotiated Agreement (Contractor is required to sign this document and return 2 signed copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number______________________ , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)			20A. Name Of Contracting Officer KEVONA ROBINSON KEVONA.ROBINSON@US.ARMY.MIL (443)861-5069
19B. Name of Contractor		19c. Date Signed	20B. United States Of America		20C. Date Signed

By			By
	(Signature of person authorized to sign)			(Signature of Contracting Officer)
AUTHORIZED FOR LOCAL REPRODUCTION	Standard Form 26 (Rev. 4/2008)
Previous edition is usable	Prescribed By GSA - FAR (48 CFR) 53.214(a)

	Reference No. of Document Being Continued		Page 2 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor: COMTECH MOBILE DATACOM CORPORATION

SECTION A - SUPPLEMENTAL INFORMATION

29 MAR 2012

CCAP-CCB

Comtech Mobile Datacom Corporation
ATTN: Mr. Charles McGraw
20430 Century Boulevard
Germantown, MD 20874-1202

SUBJECT: Letter Contract W15P7T-12-D-0015, Force XXI Battle Command Brigade and Below (FBCB2) Systems 2012-2015 NOC Services, Antennas/Transceivers, Support Hardware, Engineering/Repair, Intellectual Property License, and Telehousing Services

Dear Mr. McGraw:

Reference is made to your Rough Order of Magnitude (ROM), dated 22 March 2012 and located in Section J, Attachment 0002, submitted in response to Letter Solicitation W15P7T-12-R-0002 and emailed ROM Appendix to incorporate the price of telehousing, dated 27 March 2012 and located in Section J, Attachment 0004. This letter constitutes an Undefinitized Contract, entered into pursuant to 10 U.S.C. 2304(c)(1), FAR 6.302-1, Only One Responsible Source, and DFARS 217.7043 for the acquisition of services and supply items required to continue to operate the FBCB2 networks to include: the provision of training, repair of existing hardware, ensure the currency and capability of the satellite sub-systems, Intellectual Property License, and hardware items for continued fielding of the BFT-1 and MTS Networks as outlined in the subject Statement of Work dated 27 March 2012, which is located in Section J, Attachment 0001. This contract has a twelve (12) month period of performance and two (2) twelve month option periods. Requirements will be satisfied by the placement of orders; Firm Fixed Price (FFP) basis for the Intellectual Property License, hardware items, and telehousing services and Cost Plus Fixed Fee (CPFF) basis for services.

You are hereby directed, in accordance with FAR 52.216-23, Execution and Commencement of Work, to immediately commence performance of work associated with this letter contract. The requirement identified under Task Order 0001 of this IDIQ contract satisfies the Governments minimum ordering requirement and is funded at 100% for the Intellectual Property License fee and, for the other items, at less than [*] of the Not-to-Exceed Price in accordance with DFARS 217.7404-4 Limitation on Obligations.

A Not-to-Exceed (NTE) Price of $80,730,903.00 has been set for this IDIQ contract, subject to downward negotiation only. The Ceiling Price encompasses a $10M software license fee to be paid annually, which is not subject to negotiation. The payment of Intellectual Property License fees beyond this contracts base period of performance is contingent upon the Governments exercise of any optional period of period of performance. The terms relevant to the software license fee are identified in the Intellectual Property License Agreement located in Section J, Attachment 0003.

Definitization of this contractual document shall be in accordance with DFARS 252.217-7027 entitled Contract Definitization and FAR 52.216-24 entitled Limitation of Government Liability.

Not-to-Exceed amounts are assigned to individual line items for administrative purposes and should not be construed as establishing a ceiling for any discrete line items, with the exception of the Intellectual Property Licensing fee.

Pursuant to FAR 52.216-23, please indicate your acceptance of the foregoing by signing this letter and returning it with all supporting documentation to this office.

Should you have any questions or concerns regarding this matter, contact Jeffrey Scott at 443-861-4943 or the undersigned at 443-861-5069.

Accepted and Executed as of the date shown below:

Signature:

____________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 3 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION

Typed Name:	Charles H. McGraw

Position of Officer:	Contracts Manager

Company:	Comtech Mobile Datacom Corporation

Date:	29 March 2012

*** END OF NARRATIVE A0001 ***

	Reference No. of Document Being Continued		Page 4 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	SECURITY CLASS: Unclassified

0001AA	INTELLECTUAL PROPERTY LICENSE FEE				$10,000,000.00
				NOT TO EXCEED	$10,000,000.00

Annual Comtech Mobile Tracking and Messaging System Fee to facilitate operation of FBCB2 Networks in accordance with the Commercial Intellectual Property License Agreement located in Section J, Attachment 003.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

0002	SECURITY CLASS: Unclassified

0002AA	NOC SUPPORT, ENGINEERING & REPAIR SERVICES			NOT TO EXCEED	[*]

This line item is established for the ordering of services on a Cost Plus Fixed Fee (CPFF) Term basis for Network Operation Center and Maintenance Support in accordance with paragraphs 3.1, 3.2.1.2, 3.2.2, 3.2.3, 3.2.5, 3.2.6, 3.3, 3.4, and 3.5 of the Statement of work dated 27 March 2012.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

The ordering period shall be for a term of twelve months; from 1 April 2012 through 31 March 2013

(End of narrative F00l)

0003	SECURITY CLASS: Unclassified

Contract Line Item Number (CLIN) 0003 is established for the ordering of commercial hardware on a Firm

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 5 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Fixed Price (FFP) basis in accordance with paragraphs 3.2.1 and 3.2.4 of the Statement of work dated 27 March 2012.

(End of narrative B001)

0003AA	MT-2012RSI TRANSCEIVER		EA	NOT TO EXCEED	[*]

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2012 through 31 March 2013

(End of narrative F00l)

0003AB	AVX-06-203 TRANSCEIVER		EA	NOT TO EXCEED	[*]

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2012 through 31 March 2013

(End of narrative F00l)

0003AC	MT-2011E AIR TRANSCEIVER		EA	NOT TO EXCEED	[*]

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 6 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2012 through 31 March 2013

(End of narrative F00l)

0003AD	LOW NOISE AMPLIFIER (LNA)		EA	NOT TO EXCEED	[*]

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2012 through 31 March 2013

(End of narrative F00l)

0004	SECURITY CLASS: Unclassified

0004AA	TELEHOUSING			NOT TO EXCEED	[*]

This line item is established for the ordering of Telehousing services, on a Firm Fixed Price (FFP) basis in accordance with paragraphs 3.6 of the Statement of work dated 27 March 2012.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 7 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

	The ordering period shall be for a term of twelve months; from 1 April 2012 through 31 March 2013

	(End of narrative F00l)

1001	SECURITY CLASS: Unclassified

1001AA	INTELLECTUAL PROPERTY LICENSE FEE- OPT YR 1					$10,000,000.00
				NOT TO EXCEED		$10,000,000.00

Annual Comtech Mobile Tracking and Messaging System Fee to facilitate operation of FBCB2 Networks in accordance with the Commercial Intellectual Property License Agreement located in Section J, Attachment 003.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

1002	SECURITY CLASS: Unclassified

1002AA	NOC SUPPT, ENGNRG & REPAIR SVCS - OPT YEAR 1				$	** NSP **

This line item is established for the ordering of services, in Option Year 1, on a Cost Plus Fixed Fee (CPFF) Term basis for Network Operation Center and Maintenance Support in accordance with paragraphs 3.1, 3.2.1.2, 3.2.2, 3.2.3, 3.2.5, 3.2.6, 3.3, 3.4, and 3.5 of the Statement of work dated 27 March 2012.

A Not- to- exceed price has not been establised for services acquired under this UCA IDIQ option year 1 ordering period; however, the total contract value shall not exceed the established Not-to-exceed price of $80,730,903. Upon negotiation and definitization of this UCA IDIQ contract, a value will be established for services orderable under option year 1.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Reference No. of Document Being Continued		Page 8 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The ordering period shall be for a term of twelve months; from 1 April 2013 through 31 March 2014

(End of narrative F00l)

1003	SECURITY CLASS: Unclassified

Contract Line Item Number (CLIN) 1003 is established for the ordering of commercial hardware under option year 1 on a Firm Fixed Price (FFP) basis in accordance with paragraphs 3.2.1 and 3.2.4 of the Statement of work dated 27 March 2012.

(End of narrative B001)

1003AA	MT-2012RSI TRANSCEIVER - OPTION YEAR 1		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951-98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2013 through 31 March 2014

(End of narrative F001)

1003AB	AVX - 06 - 203 TRANSCEIVER - OPTION YEAR 1		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951-98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 9 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The ordering period shall be for a term of twelve months; from 1 April 2013 through 31 March 2014

(End of narrative F00l)

1003AC	MT-2011E AIR TRANSCEIVER - OPTION YEAR 1		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951-98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2013 through 31 March 2014

(End of narrative F001)

1003AD	LOW NOISE AMPLIFIER (LNA) - OPTION YEAR 1		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951-98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2013 through 31 March 2 014

(End of narrative F00l)

1004	SECURITY CLASS: Unclassified

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 10 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

1004AA	TELEHOUSING - OPTION YEAR 1			NOT TO EXCEED		[*]

This line item is established for the ordering of Telehousing services, in Option Year 1, on a Firm Fixed Price (FFP) basis in accordance with paragraphs 3.6 of the Statement of work dated 27 March 2012.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

The ordering period shall be for a term of twelve months; from 1 April 2013 through 31 March 2014

(End of narrative F001)

2001	SECURITY CLASS: Unclassified

2001AA	INTELLECTUAL PROPERTY LICENSE FEE- OPT YR 2					$10,000,000.00
				NOT TO EXCEED		$10,000,000.00

Annual Comtech Mobile Tracking and Messaging System Fee to facilitate operation of FBCB2 Networks in accordance with the Commercial Intellectual Property License Agreement located in Section J, Attachment 003.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

2002	SECURITY CLASS: Unclassified

2002AA	NOC SUPPT, ENGNRG & REPAIR SVCS - OPT YEAR 2				$	** NSP **

This line item is established for the ordering of services, in Option Year 2, on a Cost Plus Fixed Fee (CPFF) Term basis for Network Operation Center and Maintenance Support in accordance with paragraphs 3.1, 3.2.1.2, 3.2.2, 3.2.3, 3.2.5, 3.2.6, 3.3, 3.4,

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 11 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

and 3.5 of the Statement of work dated 27 March 2012.

A Not-to-exceed price has not been establised for services acquired under this UCA IDIQ option year 2 ordering period; however, the total contract value shall not exceed the established Not-to-exceed price of $80,730,903. Upon negotiation and definitization of this UCA IDIQ contract, a value will be established for services orderable under option year 2.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

The ordering period shall be for a term of twelve months; from 1 April 2014 through 31 March 2015

(End of narrative F001)

2003	SECURITY CLASS: Unclassified

Contract Line Item Number (CLIN) 2003 is established for the ordering of commercial hardware under option year 2 on a Firm Fixed Price (FFP) basis in accordance with paragraphs 3.2.1 and 3.2.4 of the Statement of work dated 27 March 2012.

(End of narrative B001)

2003AA	MT-2012RSI TRANSCEIVER - OPTION YEAR 2		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2014 through 31 March 2015

(End of narrative F001)

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 12 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2003AB	AVX-06-203 TRANSCEIVER - OPTION YEAR 2		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2014 through 31 March 2015

(End of narrative F001)

2003AC	MT-2011E AIR TRANSCEIVER - OPTION YEAR 2		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98
LEVEL PRESERVATION: Commercial
LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Origin

The ordering period shall be for a term of twelve months; from 1 April 2014 through 31 March 2015

(End of narrative F001)

2003AD	LOW NOISE AMPLIFIER (LNA) - OPTION YEAR 2		EA	[*]	ESTIMATED

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
ASTM D 3951 - 98
LEVEL PRESERVATION: Commercial

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 13 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

LEVEL PACKING: Commercial

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: ORIGIN

The ordering period shall be for a term of twelve months; from 1 April 2014 through 31 March 2015

(End of narrative F001)

2004	SECURITY CLASS: Unclassified

2004AA	TELEHOUSING - OPTION YEAR 2			NOT TO EXCEED	[*]

This line item is established for the ordering of Telehousing services, in Option Year 2, on a Firm Fixed Price (FFP) basis in accordance with paragraphs 3.6 of the Statement of work dated 27 March 2012.

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

The ordering period shall be for a term of twelve months; from 1 April 2014 through 31 March 2015

(End of narrative F001)

6000	SECURITY CLASS: Unclassified

6000AA	PACKET SWITCH AND OPERATIONS LOG		LO

The Contractor shall submit Packet Switch and Operations Daily Log IAW SOW Paragraph 3.1.1 & Data Item C00l, DI-MISC - 80711A. See Section J, Exhibit A.

(End of narrative B001)

_______________

Note: Redacted portions have been marked with [*]. The redacted portions are subject to a request for confidential treatment that has been submitted to the Securities and Exchange Commission.

	Reference No. of Document Being Continued		Page 14 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6000AB	CCB DOCUMENTS			LO

The Contractor shall submit CCB Documents IAW SOW Paragraph 3.5.1 & Data Item C013, DI-MISC - 80711A. See Section J, Exhibit N.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6001	SECURITY CLASS: Unclassified

6001AA	SYSTEMS ACCEPTANCE TEST PROCEDURE			LO

The Contractor shall submit System Acceptance Test Procedures IAW SOW Paragraph 3.2.3 & Data Item C002, DI-NDTI-80603A/80566. See Section J, Exhibit B.

(End of narrative B001)

	Reference No. of Document Being Continued		Page 15 of 50
CONTINUATION SHEET
	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6001AB	BAR CODE IDENTIFICATION REPORT			LO

The Contractor shall submit the Bar Code Identification Report IAW SOW Paragraph 3.2.4.2 & Data Item C003, DI-NDTI-80809B. See Section J, Exhibit C.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6002	SECURITY CLASS: Unclassified

6002AA	VERSION DESCRIPTION DOCUMENT			LO

The Contractor shall submit the Version Description Document IAW SOW Paragraph 3.2.6 & Data Item C004, DI - IPSC-81442. See Section J, Exhibit D.

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Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6002AB	SOFTWARE TEST PLAN & VERIFICATION MATRIX			LO

The Contractor shall submit the Software Test Plan and Verification Matrix IAW SOW Paragraph 3.2.6 & Data Item C005, DI-IPSC-81439A. See Section J, Exhibit E.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6002AC	SOFTWARE TEST PROCEDURES			LO

The Contractor shall submit the Software Test Procedures IAW SOW Paragraph 3.2.6 & Data Item C006, DI-IPSC-81439A. See Section J, Exhibit F.

(End of narrative B001)

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Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6002AD	SOFTWARE TEST REPORT			LO

The Contractor shall submit the Software Test Report IAW SOW Paragraph 3.2.6 & Data Item C007, DI-IPSC- 81438A. See Section J, Exhibit G.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6003	SECURITY CLASS: Unclassified

6003AA	MEETING MINUTES			LO

The Contractor shall submit the Meeting Minutes IAW SOW Paragraph 3.3.1 & Data Item C008, DI-ADMIN-81505. See Section J, Exhibit H.

(End of narrative B001)

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	PIIN/SIIN W15P7T - 12 - D - 0015	MOD/AMD
Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6004	SECURITY CLASS: Unclassified

6004AA	CONTRACT STATUS REPORT			LO

The Contractor shall submit the Contract Status Report IAW SOW Paragraph 3.2.2, 3.3, 3.3.2, 3.3.3 & Data Item C009, DI-MGMT-80368A. See Section J, Exhibit J.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6004AB	CONTRACT FINANCIAL REPORT			LO

The Contractor shall submit the Contract Financial Report IAW SOW Paragraphs 3.3.2 and 3.3.3 & Data Item C010, IAW DI-MGMT-81466A. See Section J, Exhibit K.

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Name of Offeror or Contractor : COMTECH MOBILE DATACOM CORPORATION
ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6004AC	CONTRACT WORK BREAKDOWN STRUCTURE			LO

The Contractor shall submit the Contract Work Breakdown Structure (CWBS) IAW SOW Paragraph 3.0 & Data Item C011, DI-MGMT-81334D. See Section J, Exhibit L.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

6005	SECURITY CLASS: Unclassified

6005AA	CONTRACTOR MANPOWER REPORTING			LO

The Contractor shall submit Contractor Manpower Report IAW SOW Paragraph 3.3.4 & Data Item C012, DI-FNCL-81566C. See Section J, Exhibit M.

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ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT:

SHIP TO:
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

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SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
See attachment 0001

*** END OF NARRATIVE C0001 ***

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SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.7026	CONFIDENTIAL OR SECRET MATERIEL/DOCUMENTS--METHOD OF TRANSMISSION	NOV/1996

(a) Materiel will be packed to conceal it properly and to avoid suspicion as to contents, and to reach destination in satisfactory condition. Internal markings or internal packaging will clearly indicate the classification. NO NOTATION TO INDICATE CLASSIFICATION APPEAR ON EXTERNAL MARKINGS (EXTERIOR CONTAINERS). (See Chapter 4 of the Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22M)).

(b) Documents will be enclosed in two opaque envelopes or covers. The inner envelope or cover containing the documents being transmitted will be addressed, return addressed, and sealed. The classification of the documents being transmitted will be clearly marked on the front and back of the inner container. The classified documents will be protected from direct contact with the inner cover by a cover sheet or by folding inward. For SECRET documents, a receipt form identifying the addresser, addressee, and documents will be enclosed in the inner envelope. CONFIDENTIAL documents will be covered by a receipt only when the sender deems it necessary. The inner envelope or cover will be enclosed in an opaque outer envelope or cover. The classification markings of the inner envelope should not be detectable. The outer envelope will be addressed, return addressed, and sealed. NO CLASSIFICATION MARKINGS WILL APPEAR ON THE OUTER ENVELOPE OR COVER. (See Chapter 5, Section 4, of the Industrial Security Manual for Safeguarding Classified Information (DoD 5220.22M)).

(End of clause)

D-2	52.7043	STANDARD PRACTICE FOR COMMERCIAL PACKAGING	APR/1999

Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

a.	Maximum of 100 unit packs per intermediate container.
b.	Maximum net load of 40 pounds.
c.	Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests.

Copies of ASTM D 3951-98 are available from the:

American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959.

D-3	52.7047	BAR CODE MARKING	OCT/2001

Bar Code Markings are required for all items except unwrapped tires, items without an NSN, and local purchase items in accordance with MIL-STD-129, Standard Practice for Military Marking, and ANSI-AEM-BC 1, Uniform Symbology Specification Code 39.

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SECTION E - INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
E-1	52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE	AUG/1996
E-2	52.246-4	INSPECTION OF SERVICES--FIXED-PRICE	AUG/1996
E-3	52.246-5	INSPECTION OF SERVICES--COST-REIMBURSEMENT	APR/1984
E-4	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

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SECTION F - DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
F-1	52.242-15	STOP-WORK ORDER	AUG/1989
F-2	52.247-29	F.O.B. ORIGIN	FEB/2006
F-3	52.247-55	F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED PROPERTY	JUN/2003
F-4	252.211-7003	ITEM IDENTIFICATION AND VALUATION (JUN 2011) -- ALTERNATE I (DEC 2011)	DEC/2011

F-5	252.211-7003	ITEM IDENTIFICATION AND VALUATION	JUN/2011

(a) Definitions. As used in this clause

"Automatic identification device" means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

"Concatenated unique item identifier" means

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

"Data qualifier" means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

"DoD recognized unique identification equivalent" means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd mil/dpap/pdi/uid/iuid_equivalents.html.

"DoD unique item identification" means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

"Enterprise" means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

"Enterprise identifier" means a code that is uniquely assigned to an enterprise by an issuing agency.

"Governments unit acquisition cost" means

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery.

"Issuing agency" means an organization responsible for assigning a globally unique identifier to an enterprise (e.g., Dun & Bradstreet's Data Universal Numbering System (DUNS) Number, GSl Company Prefix, Allied Committee 135 NATO Commercial and Government Entity (NCAGE)/Commercial and Government Entity (CAGE) Code, or the Coded Representation of the North American Telecommunications Industry Manufacturers, Suppliers, and Related Service Companies (ATIS-0322000) Number), European Health Industry Business Communication Council (EHIBCC) and Health Industry Business Communication Council (HIBCC)), as indicated in the Register of Issuing Agency Codes for ISO/IEC 15459, located at http://www.nen.nl/web/Normen-ontwikkelen/ISOIEC-15459-Issuing-Agency-Codes.htm.

"Issuing agency code" means a code that designates the registration (or controlling) authority for the enterprise identifier. "Item" means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

"Lot or batch number" means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

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"Machine-readable" means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

"Original part number" means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

"Parent item" means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

"Serial number within the enterprise identifier" means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

"Serial number within the part, lot, or batch number" means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

"Serialization within the enterprise identifier" means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

"Serialization within the part, lot, or batch number" means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

"Unique item identifier" means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

"Unique item identifier type" means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identifier.

(1) The Contractor shall provide a unique item identifier for the following:

(i) All delivered items for which the Governments unit acquisition cost is $5,000 or more.

(ii) The following items for which the Governments unit acquisition cost is less than $5,000:

Contract Line,

Subline, or

Exhibit Line Item Number                          Item Description

ALL HARDWARE ITEMS IDENTIFIED IN THE SCHEDULE

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number -3-.

(2) The unique item identifier and the component data elements of the DoD unique item identification shall not change over the life of the item.

(3) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

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(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and

(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology Transfer Syntax for High Capacity Automatic Data Capture Media.

(4) Unique item identifier.

(i) The Contractor shall

(A) Determine whether to

(1) Serialize within the enterprise identifier;

(2) Serialize within the part, lot, or batch number; or

(3) Use a DoD recognized unique identification equivalent; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1) (i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1)  Unique item identifier.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number (if there is serialization within the original part number).

(6) Lot or batch number (if there is serialization within the lot or batch number).

(7) Current part number (optional and only if not the same as the original part number).

(8) Current part number effective date (optional and only if current part number is used).

(9) Serial number (if concatenated unique item identifier is used).

(10) Governments unit acquisition cost.

(11) Unit of measure.

(e) For embedded subassemblies, components, and parts that require DoD unique item identification under paragraph (c)(1) (iii) of this clause, the Contractor shall report as part of, or associated with, the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part.

(2) Unique item identifier of the embedded subassembly, component, or part.

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(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number (if there is serialization within the original part number).**

(7) Lot or batch number (if there is serialization within the lot or batch number).**

(8) Current part number (optional and only if not the same as the original part number).**

(9) Current part number effective date (optional and only if current part number is used).**

(10) Serial number (if concatenated unique item identifier is used).**

(11) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at

http://www.acq.osd.mil/dpap/pdi/uid/data_submission_information.html.

(g) Subcontracts. If the Contractor acquires by subcontract, any item(s) for which unique item identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s) .

(End of clause)

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SECTION G - CONTRACT ADMINISTRATION DATA

	Regulatory Cite	Title	Date

G-1	52.6076	ARMY ELECTRONIC INVOICING AND RECEIVING REPORT INSTRUCTIONS (WIDE AREA WORK FLOW) (OCT 2007)	OCT/2007

To implement DFARS 252.232-7003, ELECTRONIC SUBMISSION OF PAYMENT REQUESTS, CECOM Life Cycle Management Command uses Wide Area Workflow Receipt and Acceptance (WAWF-RA) to electronically process vendor requests for payments. This application allows DoD vendors to submit and track invoices and receipt/acceptance documents electronically.

The Contractor may submit a payment request using other than WAWF-RA only when:

(i)                The Contracting Officer authorizes use of another electronic form.  With such authorization,  the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the contractor will transfer to WAWF-RA; or

(ii)               The Department of Defense  (DoD) is unable to receive a payment request in electronic form ; or

(iii))            The Contracting Officer administering  the contract for payment has determined,  in writing, that electronic submission would be unduly burdensome to the contractor. In such cases, the Contractor  shall include a copy of the Contracting Officers determination  with each request for payment.

Contractor shall submit payment using the following method(s):

☒	Wide Area Workflow (WAWF) (see instructions below)
☐	Other (please specify)

Defense Finance and Accounting Service (DFAS) POC DFAS - Columbus Customer Service and Phone: (800) 756-4571

The Contractor is required to use WAWF-RA when processing invoices and payments, including receiving reports, under this order. DoD officials receiving payment requests in electronic form shall process the payment requests in electronic form. Any supporting documentation necessary for payment, such as receiving reports, contracts, contract modifications, and required certifications, also shall be processed in electronic form. Scanned documents are acceptable for processing supporting documentation other than receiving reports and other forms of acceptance in accordance with DFARS 232.7002(b).

The Contractor shall (i) register to use WAWF-RA at https://wawf.eb.mil, and (ii) ensure an electronic business point of contact (POC) is designated in the Central Contractor Registration site at http://www.ccr.gov within ten (10) calendar days after award of this contract/purchase order. All questions relating to system setup and vendor training can be directed to the Army WAWF help desk at 1-866-598-3560. Web-based training for WAWF is also available at \*HYPERLINK "http://www.wawftraining.com/" http://www.wawftraininq.com.

WAWF Instructions:

Questions concerning payments should be directed to the DFAS - Columbus at CCO.VPIS-MOCAS@DFAS.MIL or faxed to 866-473-5429. Please have your contract number/purchase order ready when calling about payments.

You can easily access payment and receipt information using the DFAS web site at http://www.dfas.mil/money/vendor. Your contract number/purchase order or invoice number will be required to inquire about the status of your payment.

The following codes and information will be required to assure successful flow of WAWF documents.

TYPE OF DOCUMENT

☐	Commercial Item Financing
☐	Construction Invoice
☒	Invoice and Receiving Report (Combination) (HARDWARE)
☐	Invoice as 2-in-1 (Services Only)
☐	Performance Based Payment
☐	Progress Payment
☒	Cost Voucher (SERVICES)
☐	Receiving Report With Unique Identification (UID) Data

CAGE CODE :	04NA3
ISSUE BY DODAAC	W15P7T
ADMIN BY DODAAC	S2101A

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INSPECT BY DODAAC:	Hardware: S2101A Services: W15GK8

ACCEPT BY DODAAC:	Hardware: S2101A Services: W15GK8

SHIP TO DODAAC:	Haredware: As specified on individual order Services: W15GK8

PAYMENT OFFICE FISCAL STATION CODE:	W9017H

EMAIL POINTS OF CONTACT LISTING:

INSPECTOR:	Hardware: Not available Services: John.J.Balabanick.mil@mail.mil

ACCEPTOR:	Hardware: Not available Services: John.J.Balabanick.mil@mail.mil

RECEIVING OFFICE POC:	Hardware: As specified on individual order Services: John.J.Balabanick.mil@mail.mil

CONTRACT ADMINISTRATOR:	Linda.Hirsch@dcma.mil

CONTRACTING OFFICER:	Kevona.Robinson@us.army.mil

ADDITIONAL CONTACTS:	N/A

For more information contact:	Jeffrey.d.Scott52.civ@mail.mil

G- 2	52.7027	PLACE OF PERFORMANCE AND SHIPPING POINT	DEC/1987
1. The work called for herein will be performed by the contractor at the following location(s):

Location of Final Manufacture: -1-
(City, County, State)

Packaging and Packing: -2-
(City, County, State)

Shipping Point (at or near): -3-
(Street Address, City, State, Zip Code)

Producing facilities: -4-
(Owner, Street Address, City, State, Zip Code)

Operator: -5-
(Operator, Street Address, City, State, Zip Code)

Contractor's office which will receive payment, supervise and administer the contract:

-6-
(Street Address, City, State)

2. Contractor's  address on the face page of the contract will be considered as the location of any of the above elements which are not completed to indicate a different address.

3. UNCLASSIFIED CONTRACTS. Unless the prior written approval of the Procuring Contracting Officer (PCO) is obtained, the contractor shall not change the specified place of manufacture, packaging and packing, shipping point and/or producing facilities. Additionally, if such a change is made, the Government shall have the right to deduct from the contract price any increased costs (shipping, administration, etc.) which the Government may incur as a result of the change as well as any savings (labor costs, etc.) that the Government may be entitled to under the Changes clause.

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4. CLASSIFIED CONTRACTS AND ANY CONTRACT THE PERFORMANCE OF WHICH WILL REQUIRE ACCESS TO CLASSIFIED INFORMATION OR MATERIAL. Unless the written approval of the Contracting Officer is obtained in advance, performance under this contract may not be carried on in any plant or factory other than that specified in paragraph 1 of this clause.

G- 3	52.7050	ADMINISTRATIVE DATA/INSTRUCTIONS TO PAYING OFFICE	MAR/1999

Project Designation: Force XXI Battle Command Brigade and Below (FBCB2) Systems 2012-2015 NOC Services, Antennas/Transceivers, Support Hardware, Engineering/Repair Intellectual Property License and Telehousing Services

Initiating Activity: PM Force XXI Battle Command Brigade and Below
(Item/Project Manager)

Controlled Item Report Requirements:See Data Item Exhibits in Section J

Invoice Address: See block 12 of the cover page

INSTRUCTIONS TO PAYING OFFICE:

a.	The Purchasing Office representative is:

Name: Kevona Robinson

Organization Code: CCAP-CCB

Telephone Area Code and No. : (443) 861-5069

DSN/Autovon No. : 848-5069

b. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, Block 15 of DD Form 1155, or Block 18a of Standard Form 1449. In the case of cost reimbursement type contracts, vouchers should be submitted directly to the cognizant Defense Contract Audit Agency (DCAA). Upon request, the Administrative Contracting Officer (ACO) will furnish the address of the cognizant DCAA. For other type contracts, the invoice should be forwarded directly to the designated paying office.

c. See FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment. If payment is not available via electronic transfer then payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):

Name: N/A

Address: N/A
(City, State, Zip Code)

UNIT OF PURCHASE: Due to automation, when shipping or billing for the item(s) under this contract, the unit of purchase set forth in the Schedule, Section B, for each item must be used; e.g., if the quantity column indicates '144' for the item and the unit of purchase column indicates 'ea', the system will reject shipping and billing documents which indicate '1 gross'.

NOTE TO PAYING OFFICE: To properly match disbursements with their corresponding receiving/acceptance document, the paying office shall ensure that the invoice/voucher is disbursed from only those accounting classification reference numbers (ACRNs) and their corresponding subline item numbers (SLINs) indicated on the invoice/voucher, acceptance statement or receiving report.

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date

H-1	52.6110	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC MAIL	FEB/2011

(a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail(e-mail). This shall include all communication between the Government and the contractor except for classified information, formal solicitations, and proposals. A return receipt will be used by the sender as proof of the successful delivery of the message and any attachments. When authorized by the Contracting Officer, the Army Single Face to Industry (ASFI) or other site may be utilized as an alternate means of electronic communication.

(b) ASFI, located at https://acquisition.army.mil/asfi/, will be used for posting solicitations and receiving contractor proposals and other documents and questions pertaining to the solicitation. When the Government posts a notice utilizing ASFI, that notice will also transmit to Federal Business Opportunities. Specific ASFI proposal submission guidelines are located in the Bid Response System (BRS) Users Guide located at: https://acquisition.army.mil/asfi/ASFI_FAQ.cfm. For contracting related assistance please contact your Contract Specialist/Contracting Officer representative. For ASFI technical assistance please email the ASFI help desk at \*HYPERLINK "mailto:ASFI@conus.army.mil"ASFI@conus.army.mil. When deemed appropriate by the Contracting Officer, procurement sensitive information, such as For Official Use Only (FOUO) documentation, may be placed in a secure document library of a solicitation with restricted access only. For formal source selections, the Army Contracting Command (ACC) Aberdeen Proving Grounds (APG) Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR), Acquisition Source Selection Interactive Support Tool (ASSIST) may be utilized. Since Items for Negotiation (IFNs) are done utilizing ASFI and transmitted through the Interactive Business Opportunities Page (IBOP) offerors will need an IBOP account to view IFNs. Classified information shall not be posted to the IBOP under any circumstances. Classified information shall be handled in accordance with AR 380-5, Department of the Army Information Security Program.

(c) The format for all communication shall be compatible with the following:
Microsoft Office (2007 or earlier versions) family of products: Word, EXCEL, Outlook, Power Point, etc.
Internet Explorer (version 6)
Adobe Acrobat Reader (pdf)
Windows Media Player

(d) When submitting documents via ASFI, up to five files can be uploaded at one time. The combined size of the 5 files cannot exceed 10 MB. Break the attachments into smaller files or use the upload utility multiple times if the file exceeds the 10 MB size limit. Use of special characters occupying the first digit or character of the file name will result in viewing problems for attachments.

(e) The following examples include, but are not limited to, the types of communication that may be transmitted via ASFI:
Presolicitation Notices
Sources Sought Notices
Solicitations
Award Notices

(f) The Government reserves the right to upgrade its commercial software applications at any time during the life of the contract. Backward compatibility of software applications shall be maintained by all parties throughout the life of the contract.

(g) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, Defense Finance & Accounting Service (DFAS) and Defense Contract Audit Agency (DCAA) cognizant personnel. Upon receipt of the contract, all recipients are required to forward their email address, name, title, office symbol, contract number, telephone number and fax number to the Contracting Officer's e-mail address listed below:

The Contracting Officer's e-mail address is: Kevona.Robinson@us.army.mil
The Contract Specialist's e-mail address 1s: Jeffrey.d.Scott52.civ@mail.mil
The Technical Points of Contact's e-mail addresses are:

Services (Primary): Robert.J.Verhoven.civ@mail.mil
Services (Alternate): John.J.Balabanick.mil@mail.mil

Hardware (Primary): Robert.J.Verhoven.civ@mail.mil
Hardware (Alternate1): Dominic.Satili.civ@mail.mil
Hardware (Alternate 2): James.I.Carver2.civ@mail.mil

(End of clause)

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H-10

The use of the Comtech Mobile Tracking and Monitoring System will be governed by the attached Comtech Mobile Tracking and Monitoring System Use Agreement (in Section J, Attachment 0003 of the Contract).

*** END OF NARRATIVE H000l ***

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SECTION I - CONTRACT CLAUSES
I-0 Commercial Item Clause Applicability

This contract provides for the acquisition of supplies and services to include those of commercial items. Commercial item designation has been placed on CLINs 0001, 0003, 0004, 1001, 1003, 1004, 2001, 2003, and 2004. CLINs 0001, 1001, and 2001 provide for the use of Comtech Mobile Tracking and Monitoring System and are governed by the Commercial Intellectual Property License Agreement located in Section J, Attachment 0003. CLINs 0003, 1003, and 2003 and provide for the aquisition of commercial hardware. CLINs 0004, 1004, and 2004 provide for the acquisition commercial telehousing services. The aforementioned CLINs and any related SLINs shall be bound by the terms of the following commercial item clauses:

52.212-4              01 - FEB-2012 CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS

52.212-5              01 - FEB-2012 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS -- COMMERCIAL ITEMS

252.212-7001      01 - JAN-2012 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS

***  END OF NARRATIVE I0001 ***

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	JAN/2012
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	OCT/2010
I-6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	OCT/2010
I-9	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON POSTCONSUMER FIBER CONTENT PAPER	MAY/2011
I-10	52.204-7	CENTRAL CONTRACTOR REGISTRATION	FEB/2012
I-11	52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	DEC/2010
I-12	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-13	52.212-4	CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS	FEB/2012
I-14	52.215-2	AUDIT AND RECORDS--NEGOTIATIONS	OCT/2010
I-15	52.215-8	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT	OCT/1997
I-16	52.215-10	PRICE REDUCTION FOR DEFECTIVE CERTIFIED COST OR PRICING DATA	FEB/2012
I-17	52.215-12	SUBCONTRACTOR CERTIFIED COST OR PRICING DATA	OCT/2010
I-18	52.216-8	FIXED FEE	JUN/2011
I-19	52.216-26	PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION	DEC/2002
I-20	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	JAN/2011
I-21	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (JAN 2011) -- ALTERNATE II (OCT 2001)	OCT/2001
I-22	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN	JAN/2011
I-23	52.219-16	LIQUIDATED DAMAGES--SUBCONTRACTING PLAN	JAN/1999
I-24	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	OCT/2010
I-25	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-26	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-27	52.222-35	EQUAL OPPORTUNITY FOR VETERANS	SEP/2010
I-28	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	OCT/2010
I-29	52.222-50	COMBATING TRAFFICKING IN PERSONS	FEB/2009
I-30	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-31	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I-32	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
I-33	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-34	52.227-3	PATENT INDEMNITY	APR/1984
I-35	52.227-9	REFUND OF ROYALTIES	APR/1984
I-36	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-37	52.232-1	PAYMENTS	APR/1984
I-38	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-39	52.232-11	EXTRAS	APR/1984
I-40	52.232-17	INTEREST	OCT/2010
I-41	52.232-20	LIMITATION OF COST	APR/1984

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	Regulatory Cite	Title	Date
I- 42	52.232-22	LIMITATION OF FUNDS	APR/1984
I- 43	52.232-25	PROMPT PAYMENT (OCT 2008) - ALTERNATE I (FEB 2002)	FEB/2002
I- 44	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I- 45	52.233-1	DISPUTES (JUL 2002) -- ALTERNATE I (DEC 1991)	DEC/1991
I- 46	52.233-1	DISPUTES	JUL/2002
I- 47	52.233-3	PROTEST AFTER AWARD	AUG/1996
I- 48	52.233-3	PROTEST AFTER AWARD (AUG 1996) -- ALTERNATE I (JUN 1985)	JUN/1985
I- 49	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I- 50	52.242-13	BANKRUPTCY	JUL/1995
I- 51	52.243-1	CHANGES--FIXED PRICE (AUG 1987) -- ALTERNATE I (APR 1984)	APR/1984
I- 52	52.243-1	CHANGES--FIXED PRICE	AUG/1987
I- 53	52.243-2	CHANGES--COST REIMBURSEMENT	AUG/1987
I- 54	52.243-2	CHANGES - COST-REIMBURSEMENT (AUG 1987) -- ALTERNATE I (APR 1984)	APR/1984
I- 55	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I- 56	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	DEC/2010
I- 57	52.245-1	GOVERNMENT PROPERTY	AUG/2010
I- 58	52.245-9	USE AND CHARGES	AUG/2010
I- 59	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I- 60	52.249-6	TERMINATION (COST REIMBURSEMENT)	MAY/2004
I- 61	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I- 62	52.249-14	EXCUSABLE DELAYS	APR/1984
I- 63	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT- RELATED FELONIES	DEC/2008
I- 64	252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	JAN/2009
I- 65	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I- 66	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I- 67	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I- 68	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DoD CONTRACTS)	SEP/2011
I- 69	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
I- 70	252.225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES AND CANADA-SUBMISSION AFTER AWARD	OCT/2010
I- 71	252.227-7015	TECHNICAL DATA--COMMERCIAL ITEMS	DEC/2011
I- 72	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JAN/2011
I- 73	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	MAR/2011
I- 74	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
I- 75	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/2011
I- 76	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	MAR/2008
I- 77	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I- 78	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
I- 79	252.249-7002	NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR REDUCTION	OCT/2010

I- 80	52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS- -COMMERCIAL ITEMS	MAR/2012

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1)  52.222-50, Combating Trafficking in Persons (FEB 2009) (22U.S.C. 7104(g)).

--Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(2) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(3) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108 77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒       (1)  52.203-6, Restrictions on Subcontractor Sales to the Government (Sep 2006), with Alternate I (Oct 1995)(41 U.S.C. 253g and 10 U.S.C. 2402).

☒       (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

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☐       (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

☐       (4)  52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Feb 2012) (Pub. L. 109-282) (31 U.S.C. 6101 note).

☐       (5) 52.204-11, American Recovery and Reinvestment Act - - Reporting Requirements (JUL 2010) (Pub. L. 111-5).

☒       (6)   52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (DEC 2010) (31 U.S.C. 6101 note).

☒       (7)   52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (JAN 2012) (41 U.S.C. 2313).

☐       (8)  52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (section 740 of Division C of Public Law 111-117, section 743 of Division D of Public Law 111-8, and section 745 of Division D of Public Law 110-161)

☐       (9) 52.219-3, Notice of Total HUBZone Set-Aside or Sole-Source Award  (Nov 2011) (15 U.S.C. 657a).

☐       (10) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 2011) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

☐       (11)   [Reserved]

☐       (12) (i)  52.219- 6, Notice of Total Small Business Set-Aside  (Nov 2011) (15 U.S.C. 644).

☐       (ii)  Alternate I (Nov 2011) of 52.219-6.

☐       (iii)  Alternate II (Nov 2011) of 52.219-6.

☐       (13) (i)  52.219-7, Notice of Partial Small Business Set-Aside  (June 2003) (15 U.S.C. 644).

☐       (ii)  Alternate I (Oct 1995) of 52.219-7.

☐       (iii)  Alternate II  (Mar 2004) of 52.219-7.

☒      (14) 52.219-8, Utilization of Small Business Concerns (Jan 2011) (15 U.S.C. 637(d) (2) and (3)).

☒      (15) (i) 52.219-9, Small Business Subcontracting Plan (Jan 2011) (15 U.S.C. 637(d) (4)).

☐       (ii)   Alternate I (Oct 2001) of 52.219-9.

☒      (iii)  Alternate II  (Oct 2001) of 52.219-9.

☐       (iv) Alternate III  (Jul 2010) of 52.219-9.

☐       (16)  52.219-13, Notice of Set-Aside of Orders  (NOV 2011) (15 U.S.C. 644(r)).

☐       (17) 52.219-14, Limitations on Subcontracting (Nov 2011) (15 U.S.C. 637(a) (14)).

☒      (18) 52.219-16, Liquidated Damages- -Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d) (4) (F) (i)).

☐       (19) (i)  52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Oct 2008) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

☐      (ii)  Alternate I (June 2003) of 52.219-23.

☒      (20) 52.219-25,  Small Disadvantaged Business Participation ProgramDisadvantaged Status and Reporting (Dec 2010) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

☐       (21) 52.219-26, Small Disadvantaged Business Participation ProgramIncentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102,  and 10 U.S.C. 2323).

☐       (22) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (Nov 2011) (15 U.S.C. 657 f)

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☒      (23) 52.219-28, Post Award Small Business Program Rerepresentation  (Apr  2009) (15  U.S.C.  632  (a)   (2)).

☐       (24) 52.219-29 Notice of Total Set-Aside for Economically Disadvantaged Women-Owned Small Business (EDWOSB) Concerns (Nov 2011).

☐       (25) 52.219-30 Notice of Total Set-Aside for Women-Owned Small Business (WOSB) Concerns Eligible Under the WOSB Program (Nov 2 011).

☐       (26) 52.222-3,  Convict  Labor  (June 2003) (E.O. 11755).

☒      (27) 52.222-19,  Child  Labor Cooperation  with Authorities and  Remedies (Mar 2012) (E.O. 13126) .

☒      (28)  52.222-21,  Prohibition of Segregated Facilities (Feb  1999) .

☒      (29) 52.222-26,  Equal Opportunity (Mar 2007) (E.O.  11246) .

☒      (30) 52.222-35,  Equal Opportunity for Special Disabled Veterans,Veterans of  the Vietnam Era, and Other  Eligible Veterans (Sep 2010) (38  U.S.C.  4212) .

☒      (31) 52.222-36,  Affirmative Action for Workers with  Disabilities  (Oct 2010) (29 U.S.C.793) .

☒      (32)  52.222-37,  Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2010) (38  U.S.C.  4212) .

☒      (33)  52.222-40,  Notification of  Employee Rights Under the  National Labor Relations Act (DEC 2010) (E.O.  13496) .

☒      (34)  52.222-54,  Employment Eligibility Verification (Jan 2009). (Executive  Order  12989). (Not  applicable to the acquisition  of commercially available off-the-shelf  items or certain other types of commercial items as prescribed  in 22.1803.)

☐      (35) (i)  52.223-9,  Estimate of  Percentage of Recovered Material Content for  EPA-Designated Items (May 2008) (42 U.S.C. 6962(c) (3) (A) (ii)). (Not applicable to the acquisition of commercially available off-the-shelf  items.)

☐       (ii)  Alternate I (May 2008) of 52.223-9 (42 U.S.C.  6962 (i) (2) (C)). (Not  applicable to the acquisition of commercially available off-the-shelf  items.)

☐       (36) 52.223-15,  Energy Efficiency in Energy-Consuming Products (Dec  2007)  (42   U.S.C.8259b).

☒      (37) (i)  52.223-16,  IEEE 1680 Standard for the Environmental Assessment of  Personal Computer Products (DEC  2007)  (E.O. 13423).

☐       (ii)  Alternate  I  (DEC 2007) of  52.223-16.

☒      (38) 52.223-18,   Encouraging Contractor Policies to Ban Text Messaging While Driving  (AUG 2011) (E.O. 13513) .

☐       (39) 52.225-1,   Buy American Act--Supplies  (Feb  2009) (41 U.S.C.  10a-10d).

☐       (40) (i)  52.225-3,  Buy American Act Free Trade Agreements -- Israeli Trade  Act (Mar  2012) (41 U.S.C.  10a-10d, 19 U.S.C.  3301 note,  19 U.S.C.  2112 note,  19 U.S.C.  3805 note,  Pub. L. 108-77,  108-78, 108-286, 108-302, 109-53, 109-169, 109-283, and 110-138).

☐       (ii)  Alternate  I  (Mar 2012) of 52.225-3.

☐       (iii)  Alternate II  (Mar 2012) of 52.225-3.

☐       (iv) Alternate III  (Mar 2012) of 52.225-3.

☐       (41) 52.225-5,  Trade Agreements (Mar  2012)  (19  U.S.C.   2501,  et  seq., 19 U.S.C.  3301 note).

☒      (42)  52.225-13, Restrictions on Certain Foreign Purchases  (Jun 2008) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐       (43) 52.226-4,  Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

☐       (44)   52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☐       (45) 52.232-29,  Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

☐       (46)   52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255 (f), 10 U.S.C. 2307 (f)).

☒      (47) 52.232-33,   Payment by Electronic Funds Transfer - - Central Contractor Registration (Oct. 2003) (31 U.S.C. 3332).

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☐       (48) 52.232-34, Payment by Electronic Funds Transfer - - Other Than Central Contractor Registration (May 1999) (31 U.S.C. 3332).

☐       (49) 52.232-36,  Payment by Third Party (FEB 2010) (31 U.S.C. 3332) .

☐       (50) 52.239-1,  Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a) .

☒      (51) (i)  52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631) .

☐       (ii)  Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

☐       (1) 52.222-41, Service Contract Act of 1965, (Nov 2007)(41 U.S.C. 351, et seq.).

☐       (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989)(29 U.S.C.  206 and 41 U.S.C. 351, et seq.).

☐       (3) 52.222-43, Fair Labor Standards Act and Service Contract Act - - Price Adjustment (Multiple Year and Option Contracts) (Sep 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

☐       (4) 52.222-44, Fair Labor Standards Act and Service Contract Act -- Price Adjustment  (Sep 2009)(29 U.S.C.  206 and 41 U.S.C. 351, et seq.).

☒      (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

☐       (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services--Requirements (Feb 2009) (41 U.S.C.  351, et seq.).

☐       (7) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations.  (Mar 2009) (Pub. L. 110-247).

☐       (8) 52.237-11, Accepting and Dispensing of $1 Coin (Sep 2008) (31 U.S.C  5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph  (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition  threshold, and does not contain the clause at 52.215- 2, Audit and Records - - Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination,  audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor  to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) (1) Notwithstanding  the requirements of the clauses in paragraphs  (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph  (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause- -

(i) 52.203-13, Contractor Code of Business Ethics and Conduct  (Apr 2010) (Pub. L.  110-252, Title VI, Chapter 1 (41 U.S.C.  251 note)).

(ii) 52.219-8, Utilization of Small Business Concerns (Dec 2010)(15 U.S.C.  637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts  to small business concerns) exceeds $650,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting

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opportunities.

(iii)  [Reserved]

(iv)  52.222-26, Equal Opportunity  (Oct 2010) (E. O.  11246) .

(v) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2010) (38 U.S.C. 4212).

(vi) 52.222-36,  Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(vii)  52.222-40,  Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496) .

(viii) 52.222-41,  Service Contract Act of 1965, (Nov 2007), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)

(ix) 52. 222-50, Combating Trafficking  in Persons (FEB 2009) (22 U.S.C.  7104(g)).

___ Alternate I (Aug 2007) of 52.222-50  (22 U.S.C. 7104(g)).

(x) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (Nov 2007) (41 U.S.C. 351, et seq.)

(xi) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services--Requirements (Feb 2009) (41 U.S.C. 351, et seq.)

(xii) 52.222-54, Employment Eligibility Verification (Jan 2009) .

(xiii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Mar 2009) (Pub. L. 110-247) . Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xiv) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 124l(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)

I-81	52.216-7	ALLOWABLE COST AND PAYMENT	JUN/2011

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) Subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request. In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs.

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(1)  For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of this clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term costs includes only- -

(i)  Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by  cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii)  When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for- -

(A)  Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made

(l)  In accordance with the terms and conditions of a subcontract or invoice; and

(2)  Ordinarily within 30 days of the submission of the Contractors payment request to the Government;

(B)  Materials issued from the Contractors inventory and placed in the production process for use on the contract;

(C)  Direct labor;

(D)  Direct travel;

(E)  Other direct in-house costs; and

(F)  Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor  for purposes of obtaining reimbursement under Government contracts; and

(iii)  The amount of financing payments that have been paid by cash, check or other form of payment to subcontractors.

(2)  Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless

(i)  The Contractors practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii)  The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractors indirect costs for payment purposes).

(3)  Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4)  Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractors expense or at no cost to the Government  shall be disregarded for purposes of cost-reimbursement under this clause.

(c)  Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d)  Final indirect cost rates.

(1)  Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2) (i)  The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii)  The proposed rates shall be based on the Contractors actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractors proposal.

(iii)  An adequate indirect cost rate proposal shall include the following data unless otherwise specified by the cognizant Federal agency official:

(A) Summary of all claimed indirect expense rates, including pool, base, and calculated  indirect rate.

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(B) General and Administrative expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts).

(C)  Overhead expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) for each final indirect cost pool.

(D) Occupancy expenses (intermediate indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) and expense reallocation to final indirect cost pools.

(E) Claimed allocation bases, by element of cost, used to distribute indirect costs.

(F) Facilities capital cost of money factors computation.

(G) Reconciliation of books of account (i.e., General Ledger) and claimed direct costs by major cost element.

(H) Schedule of direct costs by contract and subcontract and indirect expense applied at claimed rates, as well as a subsidiary schedule of Government participation percentages in each of the allocation base amounts.

(I) Schedule of cumulative direct and indirect costs claimed and billed by contract and subcontract.

(J) Subcontract information. Listing of subcontracts awarded to companies for which the contractor is the prime or upper-tier contractor (include prime and subcontract numbers; subcontract value and award type; amount claimed during the fiscal year; and the subcontractor name, address, and point of contact information).

(K) Summary of each time-and-materials and labor-hour contract information, including labor categories, labor rates, hours, and amounts; direct materials; other direct costs; and, indirect expense applied at claimed rates.

(L) Reconciliation of total payroll per IRS form 941 to total labor costs distribution.

(M) Listing of decisions/agreements/approvals and description of accounting/organizational changes.

(N) Certificate of final indirect costs (see 52.242-4, Certification of Final Indirect Costs).

(O) Contract closing information for contracts physically completed in this fiscal year (include contract number, period of performance, contract ceiling amounts, contract fee computations, level of effort, and indicate if the contract is ready to close).

(iv) The following supplemental information is not required to determine if a proposal is adequate, but may be required during the audit process:

(A) Comparative analysis of indirect expense pools detailed by account to prior fiscal year and budgetary data.

(B) General Organizational information and Executive compensation for the five most highly compensated executives. See 31.205-6(p). Additional salary reference information is available at http://www.whitehouse.gov/omb/procurement_index_exec_comp/.

(C) Identification of prime contracts under which the contractor performs as a subcontractor.

(D) Description of accounting system (excludes contractors required to submit a CAS Disclosure Statement or contractors where the description of the accounting system has not changed from the previous year's submission).

(E) Procedures for identifying and excluding unallowable costs from the costs claimed and billed (excludes contractors where the procedures have not changed from the previous year's submission).

(F) Certified financial statements and other financial data (e.g., trial balance, compilation, review, etc.).

(G) Management letter from outside CPAs concerning any internal control weaknesses.

(H) Actions that have been and/or will be implemented to correct the weaknesses described in the management letter from subparagraph (G) of this section.

(I) List of all internal audit reports issued since the last disclosure of internal audit reports to the Government.

(J) Annual internal audit plan of scheduled audits to be performed in the fiscal year when the final indirect cost rate submission

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is made.

(K) Federal and State income tax returns.

(L) Securities and Exchange Commission 10-K annual report.

(M) Minutes from board of directors meetings.

(N) Listing of delay claims and termination claims submitted which contain costs relating to the subject fiscal year.

(O) Contract briefings, which generally include a synopsis of all pertinent contract provisions, such as: Contract type, contract amount, product or service(s) to be provided, contract performance period, rate ceilings, advance approval requirements, pre-contract cost allowability limitations, and billing limitations.

(v) The Contractor shall update the billings on all contracts to reflect the final settled rates and update the schedule of cumulative direct and indirect costs claimed and billed, as required in paragraph (d)(2)(iii)(I) of this section, within 60 days after settlement of final indirect cost rates.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify

(i) the agreed upon final annual indirect cost rates,

(ii) the bases to which the rates apply,

(iii) the periods for which the rates apply,

(iv) any specific indirect cost items treated as direct costs in the settlement, and

(v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates.

The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates. The completion invoice or voucher shall include settled subcontract amounts and rates. The prime contractor is responsible for settling subcontractor amounts and rates included in the completion invoice or voucher and providing status of subcontractor audits to the contracting officer upon request.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may--

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates- -

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either partys request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractors invoices or vouchers and statements of cost audited. Any payment may be- -

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(1)  Reduced by amounts found by the Contracting Officer not to constitute allowable costs; or

(2) Adjusted for prior overpayments or underpayments.

(h) Final payment.

(1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d) (5) of this clause, and upon the Contractors compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver --

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractors indemnification of the Government against patent liability.

(End of Clause)

I-82	52.216-19	ORDER LIMITATIONS	OCT/1995

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $1,000.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor --

(1) Any order for a single hardware item in excess of the contract ceiling;

(2) Any order for a combination of items in excess of the contract ceiling; or

(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (b)(1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within three (3) days after issuance, with written notice stating the Contractors intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)

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I-83	52.216-22	INDEFINITE QUANTITY	OCT/1995

(a) This is an indefinite quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contracts effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 365 days after the expiration date of this contract.

(End of Clause)

I-84	52.216-23	EXECUTION AND COMMENCEMENT OF WORK	APR/1984

The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than 29 March 2012. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of Clause)

I-85	52.216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding the obligated value identified in the orders placed off of this contract.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is the obligated amount identified referenced in paragraph (a) of this text.

(End of Clause)

I-86	52.217-8	OPTION TO EXTEND SERVICES	NOV/1999

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days of the expiration date of the order.

(End of Clause)

I-87	52.217-9	OPTION TO EXTEND THE TERM OF THE CONTRACT	MAR/2000

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days of the expiration date of the contract; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

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(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 3 years.

(End of Clause)

I-88	52.243-7	NOTIFICATION OF CHANGES	APR/1984

(a) Definitions. Contracting Officer, as used in this clause, does not include any representative of the Contracting Officer.

Specifically Authorized Representative (SAR), as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within 2 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state - -

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including - -

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractors estimate of the time by which the Government must respond to the Contractors notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within 7 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either - -

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

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(4) In the event the Contractors notice information is inadequate to make a decision under subparagraphs (d) (1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractors cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made- -

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly, In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractors failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

NOTE: The phrases contract price and cost wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of Clause)

I-89	252.212-7001	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS	MAR/2012

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

☒ 52.203-3, Gratuities (APR 1984) (10 U.S.C. 2207) .

(b) The Contractor agrees to comply with any clause that is checked on the following list of Defense FAR Supplement clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

(1) ☒ 252.203-7000, Requirements Relating to Compensation of Former DoD Officials (SEP 2011) (Section 847 of Pub. L. 110-181).

(2) ☒ 252.203-7003, Agency Office of the Inspector General (SEP 2010) (section 6101 of Pub. L. 110-252, 41 U.S.C. 3509).

(3) ☒ 252.205-7000, Provision of Information to Cooperative Agreement Holders (DEC 1991) (10 U.S.C. 2416).

(4) ☒ 252.219 -7003, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DoD Contracts) (SEP 2011) (15 U.S.C. 637).

(5) ☐ 252.219-7004, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program) (JAN 2011) (15 U.S.C. 637 note).

(6) (i) ☒ 252.225-7001, Buy American Act and Balance of Payments Program (OCT 2011) (41 U.S.C. 10a-10d, E. O. 10582).

 (ii) ☐ Alternate I (OCT 2011) of 252.225-7001.

(7) ☐ 252.225-7008, Restriction on Acquisition of Specialty Metals (JUL 2009) (10 U.S.C. 2533b).

(8) ☒ 252.225-7009, Restriction on Acquisition of Certain Articles Containing Specialty Metals (Jan 2011) (10 U.S.C. 2533b).

(9) ☒ 252.225-7012, Preference for Certain Domestic Commodities (Jun 2010) (10 U.S.C. 2533a).

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(10) ☐ 252.225-7015, Restriction on Acquisition of Hand or Measuring Tools (JUN 2005) (10 U.S.C. 2533a).

(11) ☐ 252.225-7016, Restriction on Acquisition of Ball and Roller Bearings (Jun 2011) (Section 8065 of Public Law 107-117 and the same restriction in subsequent DoD appropriations acts).

(12) ☐ 252.225-7017, Photovoltaic Devices (MAR 2012) (Section 846 of Pub. L. 111-383).

(13) (i) ☐ 252.225-7021, Trade Agreements (JAN 2012) (19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note).

(ii) ☐ Alternate I (OCT 2011) of 252.225-7021.

(iii) ☐ Alternate II (OCT 2011) of 252.225-7021.

(14) ☐ 252.225-7027, Restriction on Contingent Fees for Foreign Military Sales (APR 2003) (22 U.S.C. 2779).

 (15) ☐ 252.225-7028, Exclusionary Policies and Practices of Foreign Governments (APR 2003) (22 U.S.C. 2755).

(16) (i) ☐ 252.225-7036, Buy American Act--Free Trade Agreements--Balance of Payments Program (OCT 2011) (41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

(ii) ☐ Alternate I (OCT 2011) of 252.225-7036.

(iii) ☐ Alternate II (OCT 2011) of 252.225-7036.

(iv) ☐ Alternate III (OCT 2011) of 252.225-7036.

(17) ☐ 252.225-7038, Restriction on Acquisition of Air Circuit Breakers (JUN 2005) (10 U.S.C. 2534(a) (3)).

(18) ☐ 252.225-7039, Contractors Performing Private Security Functions (AUG 2011) (Section 862 of Pub. L. 110-181, as amended by section 853 of Pub. L. 110-417 and sections 831 and 832 of Pub. L. 111-383).

(19) ☒ 252.226-7001, Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (SEP 2004) (Section 8021 of Public Law 107-248 and similar sections in subsequent DoD appropriations acts).

(20) ☐ 252.227-7013, Rights in Technical Data--Noncommercial Items (FEB 2012), if applicable (see 227.7103-6(a)).

(21) ☒ 252.227-7015, Technical Data--Commercial Items (DEC 2011) (10 U.S.C. 2320).

(22) ☒ 252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 2011) (10 U.S.C. 2321).

(23) ☒ 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports (MAR 2008) (10 U.S.C. 2227).

(24) ☐ 252.237-7010, Prohibition on Interrogation of Detainees by Contractor Personnel (NOV 2010) (Section 1038 of Pub. L. 111-84).

(25) ☐ 252.237-7019, Training for Contractor Personnel Interacting with Detainees (DEC 2010) (Section 1092 of Public Law 108-375).

(26) ☒ 252.243-7002, Requests for Equitable Adjustment (MAR 1998) (10 U.S.C. 2410).

(27) ☐ 252.246-7004, Safety of Facilities, Infrastructure, and Equipment for Military Operations (OCT 2010) (Section 807 of Public Law 111-84).

(28) ☐ 252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (SEP 2010) (Section 884 of Public Law 110-417).

(29) (i) ☒ 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(ii) ☒ Alternate I (MAR 2000) of 252.247-7023.

(iii) ☐ Alternate II (MAR 2000) of 252.247-7023.

(iv) ☐ Alternate III (MAY 2002) of 252.247-7023.

(30) ☐ 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

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(31) ☐ 252.247-7027, Riding Gang Member Requirements (OCT 2011) (Section 3504 of Pub. L. 110-417).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders--Commercial Items clause of this contract (FAR 52.212-5), the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(1) 252.225-7039, Contractors Performing Private Security Functions (AUG 2011) (Section 862 of Pub. L. 110-181, as amended by section 853 of Pub. L. 110-417 and sections 831 and 832 of Pub. L. 111-383).

(2) 252.227-7013, Rights in Technical Data--Noncommercial Items (FEB 2012), if applicable (see 227.7103-6(a)).

(3) 252.227-7015, Technical Data --Commercial Items (DEC 2011), if applicable (see 227.7102-4(a)).

(4) 252.227-7037, Validation of Restrictive Markings on Technical Data (SEP 2011), if applicable (see 227.7102-4(c)).

(5) 252.237-7010, Prohibition on Interrogation of Detainees by Contractor Personnel (NOV 2010) (Section 1038 of Pub. L. 111-84).

(6) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Public Law 108-375).

(7) 252.247-7003, Pass-Through of Motor Carrier Fuel Surcharge Adjustment to the Cost Bearer (SEP 2010) (Section 884 of Public Law 110-417).

(8) 252.247-7023, Transportation of Supplies by Sea (MAY 2002) (10 U.S.C. 2631).

(9) 252.247-7024, Notification of Transportation of Supplies by Sea (MAR 2000) (10 U.S.C. 2631).

(End of clause)

I-90	252.217-7027	CONTRACT DEFINITIZATION	OCT/1998

(a) A Cost Plus Fixed Fee (CPFF)/Firm Fixed Price (FFP)Indefinite Delivery Indefinite Quantity (IDIQ) contract is contemplated for the acquisition of Network Operations Center Services, Antennas/Transceivers, Support Hardware, and Engineering/Repair Services. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a qualifying proposal and cost or pricing data, for services, and other than cost or pricing data, for hardware supporting its proposal.

(b) The schedule for definitizing this contract action is as follows:

Submission of Proposal:	04 May 2012
Beginning of negotiations:	15 June 2012
Target date for definitization of contract:	03 August 2012

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officers determination of price or fee, the contract shall be governed by

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officers determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

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(d) The definitive contract resulting from this undefinitized contract action will include a negotiated price in no event to exceed $80,730,903.

(End of clause)

I-91	52.230-3 (DEV 2012-O0003)	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (DEVIATION 2012-O0003)	JAN/2012

(a) The Contractor, in connection with this contract, shall - -

(1) Comply with the requirements of 48 CFR 9904.401, Consistency in Estimating, Accumulating, and Reporting Costs; 48 CFR 9904.402, Consistency in Allocating Costs Incurred for the Same Purpose; 48 CFR 9904.405, Accounting for Unallowable Costs; and 48 CFR 9904.406, Cost Accounting StandardCost Accounting Period, in effect on the date of award of this contract as indicated in 48 CFR Part 9904.

(2) (CAS-covered Contracts Only) If it is a business unit of a company required to submit a Disclosure Statement, disclose in writing its cost accounting practices as required by 48 CFR 9903.202-1 through 9903.202-5. If the Contractor has notified the Contracting Officer that the Disclosure Statement contains trade secrets and commercial or financial information which is privileged and confidential, the Disclosure Statement shall be protected and shall not be released outside of the Government.

(3) (i) Follow consistently the Contractors cost accounting practices. A change to such practices may be proposed, however, by either the Government or the Contractor, and the Contractor agrees to negotiate with the Contracting Officer the terms and conditions under which a change may be made. After the terms and conditions under which the change is to be made have been agreed to, the change must be applied prospectively to this contract, and the Disclosure Statement, if affected, must be amended accordingly,

(ii) The Contractor shall, when the parties agree to a change to a cost accounting practice and the Contracting Officer has made the finding required in 48 CFR 9903.201-6(c), that the change is desirable and not detrimental to the interests of the Government, negotiate an equitable adjustment as provided in the Changes clause of this contract. In the absence of the required finding, no agreement may be made under this contract clause that will increase costs paid by the United States.

(4) Agree to an adjustment of the contract price or cost allowance, as appropriate, if the Contractor or a subcontractor fails to comply with the applicable CAS or to follow any cost accounting practice, and such failure results in any increased costs paid by the United States. Such adjustment shall provide for recovery of the increased costs to the United States together with interest thereon computed at the annual rate established under section 6621(a) (2) of the Internal Revenue Code of 1986 (26 U.S.C. 6621(a) (2)), from the time the payment by the United States was made to the time the adjustment is effected.

(b) If the parties fail to agree whether the Contractor has complied with an applicable CAS, rule, or regulation as specified in 48 CFR 9903 and 9904 and as to any cost adjustment demanded by the United States, such failure to agree will constitute a dispute under the Contract Disputes Act (41 U.S.C. 601).

(c) The Contractor shall permit any authorized representatives of the Government to examine and make copies of any documents, papers, and records relating to compliance with the requirements of this clause.

(d) The Contractor shall include in all negotiated subcontracts, which the Contractor enters into, the substance of this clause, except paragraph (b), and shall require such inclusion in all other subcontracts of any tier, except that - -

(1) If the subcontract is awarded to a business unit which pursuant to 48 CFR 9903.201-2 is subject to other types of CAS coverage, the substance of the applicable clause set forth in subsection 30.201-4 of the Federal Acquisition Regulation shall be inserted.

(2) This requirement shall apply only to negotiated subcontracts in excess of $700,000.

(3) The requirement shall not apply to negotiated subcontracts otherwise exempt from the requirement to include a CAS clause as specified in 48 CFR 9903.201-1.

(End of Clause)

I-92	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

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http://www.acq.osd.mil/dpap/dars/far.html or http://www.acq.osd mil/dpap/dars/index.htm or http://farsite.hill.af.mil/VFAFARa.HTM

(End of Clause)

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SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	DATA ITEM C001 - PACKET SWITCH AND OPERATIONS DAILY LOG		001	EMAIL
Exhibit B	DATA ITEM C002 - SYSTEMS ACCEPTANCE TEST PROCEDURE		001	EMAIL
Exhibit C	DATA ITEM C003 - BAR CODE IDENTIFICATION REPORT		001	EMAIL
Exhibit D	DATA ITEM C004 - VERSION DESCRIPTION DOCUMENT		001	EMAIL
Exhibit E	DATA ITEM C005 - SOFTWARE TEST PLAN AND VERIFICATION MATRIX		001	EMAIL
Exhibit F	DATA ITEM C006 - SOFTWARE TEST PROCEDURES		001	EMAIL
Exhibit G	DATA ITEM C007 - SOFTWARE TEST PLAN, PROCEDURES, AND DESCRIPTION		001	EMAIL
Exhibit H	DATA ITEM C008 - MEETING MINUTES		001	EMAIL
Exhibit J	DATA ITEM C009 - CONTRACT STATUS REPORT		001	EMAIL
Exhibit K	DATA ITEM C010 - CONTRACT FINANCIAL REPORTS		001	EMAIL
Exhibit L	DATA ITEM C011 - CONTRACT WORK BREAKDOWN STRUCTURE		001	EMAIL
Exhibit M	DATA ITEM C012 - CONTRACTOR MANPOWER REPORT		001	EMAIL
Exhibit N	DATA ITEM C013 - CONFIGURATION CONTROL BOARD		001	EMAIL
Attachment 0001	SOW FOR 2012-2015 NOC SERVICES, ANTENNAS/TRANSCEIVERS, SUPPORT HARDWARE, AND ENGINEERING/REPAIR SERVICES	27-MAR-2012		EMAIL
Attachment 0002	CMDC ROUGH ORDER OF MAGNITUDE			EMAIL
Attachment 0003	COMMERCIAL INTELLECTUAL PROPERTY LICENSE AGREEMENT			EMAIL
Attachment 0004	CMDC ROM APPENDIX EMAIL TO INCLUDE TELEHOUSING NTE PRICES	27-MAR-2012		EMAIL